Exhibit 99.12

ELITE HOSPITAL MANAGEMENT LLC

FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

ELITE HOSPITAL MANAGEMENT LLC
BALANCE SHEET
SEPTEMBER 30, 2017
(UNAUDITED)

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents                             $    519,352
Accounts Receivable                                 2,390,951
Prepaid Expenses                                 141,127

Total Current Assets                                            3,051,430

PROPERTY AND EQUIPMENT, NET                                1,941,093

SECURITY DEPOSIT                                991,536

TOTAL ASSETS                            $    5,984,059

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable                             $    346,742
Accrued Expenses                                43,624
Due to Affiliates                                187,111
Current Portion of Capital Lease Obligation                                2,226
Current Portion of Notes Payable                                 1,269,807

Total Current Liabilities                                            1,849,510

NOTES PAYABLE, NET OF CURRENT PORTION                                1,977,055

TOTAL LIABILITIES                                3,826,565

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY                                2,157,494

TOTAL LIABILITIES AND MEMBERS’ EQUITY                            $    5,984,059

The accompanying notes are an integral part of these financial statements

5

ELITE HOSPITAL MANAGEMENT LLC
STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

REVENUES, NET                             $    5,231,384

OPERATING EXPENSES:
Salaries and Wages                                220,917
Professional Fees                                285,544
Professional Services                                118,224
Repairs and Maintenance                                70,517
Leases and Rent                                1,767,315
Property Taxes                                53,143
Office Expense                                46,798
Depreciation                                 668,582

Total Operating Expenses                                            3,231,040

INCOME FROM OPERATIONS                                2,000,344

OTHER INCOME (EXPENSE):
Sublease Rental Income                                1,042,585
Interest Expense                                (157,468)
Other Expense                                 (4,302)

Total Other Income                                            880,815

INCOME BEFORE PROVISION FOR STATE INCOME TAX                        2,881,159

PROVISION FOR STATE INCOME TAX                                (1,753)

NET INCOME                            $    2,879,406

The accompanying notes are an integral part of these financial statements

5

ELITE HOSPITAL MANAGEMENT LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

BALANCE, DECEMBER 31, 2016                            $    2,023,218

Net Income                                2,879,406

Contributions                                300,510

Redemption of Members’ Interest                                (144,278)

Distributions                                 (2,901,362)

BALANCE, SEPTEMBER 30, 2017                            $    2,157,494

The accompanying notes are an integral part of these financial statements

5

ELITE HOSPITAL MANAGEMENT LLC
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                             $    2,879,406
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation                                 668,582
Change in Operating Assets and Liabilities:
Accounts Receivable                                 1,108,265
Prepaid Expenses                                 (89,511)
Accounts Payable                                 (24,586)
Accrued Expenses                                 (170,584)
Due to Affiliates                                 (297,234)

Net Cash Provided by Operating Activities                                4,074,338

CASH FLOW FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment                                (39,642)

CASH FLOW FROM FINANCING ACTIVITIES:
Principal Payments on Capital Lease Obligation                                (10,742)
Principal Payments on Notes Payable                                (919,041)
Contributions by Members                                300,510
Distributions to Members                                (144,278)
Distributions to Members                                (2,901,362)

Net Cash Used in Financing Activities                                (3,674,913)

NET CHANGE IN CASH AND CASH EQUIVALENTS                            359,783

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        159,569

CASH AND CASH EQUIVALENTS, END OF PERIOD                        $    519,352

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid for Interest                            $    159,651

Cash Paid for State Income Tax                            $    22,436

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Purchase of Property and Equipment via Note Payable                        $    60,424

The accompanying notes are an integral part of these financial statements

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 – ORGANIZATION

Elite Hospital Management LLC (the "Company") was formed on November 14, 2012 in the State of Texas as a limited liability company. Under the terms of the Hospital Department Management Agreement dated April 3, 2013 (the “Management Agreement”), the Company provides management services to a surgical facility in Sugar Land, Texas.

The Company has an indefinite life unless terminated at an earlier date as provided for in the Company Agreement.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes to the financial statements are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash on hand, cash in banks, and all highly liquid investments that are readily convertible to cash with original maturities of three months or less.

Accounts Receivable

Accounts receivable represents amounts owed to the Company that are expected to be collected within twelve months. Management evaluates receivables on an ongoing basis by analyzing current economic conditions, customer relationships, and previous payment histories. An allowance for doubtful accounts is established for specific accounts the Company considers uncollectible. At September 30, 2017, management determined no allowance was necessary as it considered all accounts receivable collectable.

Revenues

Revenues are earned based on the Management Agreement when they perform managerial services for the surgical facility. Revenues are reported at estimated net realizable value for services rendered. For the nine months ended September 30, 2017, there was no adjustment deemed necessary for bad debt expense.

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions, major renewals and betterments are capitalized, and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed for the accounts, and any resulting gain or loss is reflected in income. The Company provides for depreciation or property and equipment using the straight-line method over the lesser of the lease term of improved leasehold property, or the estimated useful lives of the respective assets.

Security Deposit

Security deposit represents advance payment to Landlord to be held in an escrow account to cover any costs incurred by Landlord in the event of the Company’s default of the office space lease disclosed in Note 5.

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Income Tax

The Company is a limited liability company and, as such, is not subject to income tax. Taxable income or loss of the Company is included in the respective Members’ tax returns.

The Company is subject to Texas franchise tax, commonly referred to as the Texas margin tax, for the nine months ended September 30, 2017. Accordingly, a provision and liability for state income tax has been included on the accompanying financial statements.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. Accordingly, only those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities are recognized. As applied to the Company, any tax uncertainties would principally relate to state income taxes, or uncertainties in its U.S. Federal income tax return that is used to determine state income tax liability. The Company’s management has reviewed the Company’s tax positions and determined there were no significant outstanding or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax periods ended December 31, 2014 through September 30, 2017 for U.S. Federal and applicable states, the tax years that principally remain subject to examination by major tax jurisdictions as of September 30, 2017.

Fair Value Considerations

The Company uses fair value to measure financial and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy established and prioritized fair value measurements into three levels based on the nature of the inputs. The hierarchy gives the highest priority to inputs based on market data from independent sources (observable inputs- Level 1) and the lowest priority to a reporting entity's internal assumptions based upon the best information available when external market data is limited or unavailable (unobservable inputs- Level 3).

The Company's financial instruments (primarily cash and cash equivalents, receivables, payables, and debt) are carried in the accompanying balance sheet at amounts which reasonably approximate fair value.

Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that have the most impact on the financial position and results of operations primarily relate to the collectability of accounts receivable, the recoverability of property and equipment useful lives and certain accrued liabilities. Management believes these estimates and assumptions provide a reasonable basis for the fair presentation of the financial statements.

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 3 – COMPANY AGREEMENT

The following are some of the significant terms of the Company Agreement:

Membership Interests

As specified in the Company Agreement, the Company has two classes of membership (Class A and Class B) and there is no limit on the number of authorized shares to be issued for each class of membership. The Company was initially capitalized by contributions aggregating $500,000 for 25 Class B units. Class B Members have special voting rights as specified in the Company Agreement.

Restrictions on Membership Interests

As defined in the agreement, no Class A Member, including spouse or ex-spouse, shall transfer any right, title or interest in their respective units without the approval of the Board of Directors.

As defined in the agreement, the Class B Member may transfer any or all interest in Class B units to any person. If, at any time, the Class B Member desires to affect a Company sale to any person that is not an affiliate of the Class B Member, then the Class B Member shall have the option to require the Class A Members to transfer some or all of the units held by Class A Members to the respective purchaser at an agreed upon price as defined in the Company Agreement.

In the occurrence of a Terminating Event, as defined in the Company Agreement, the Company has a three-year period from the date of termination to purchase the Terminating Member’s units for an agreed upon price as defined in the Company Agreement.

Management and Liability of Members

The Operating Manager of the Company, except as otherwise expressly stated or provided in the Company Agreement shall have full power and authority to take all action in connection with the Company’s affairs and to exercise exclusive management, supervision and control of the Company’s properties and business and shall have full power to do all things necessary or incident thereto, without the necessity of any further approval of a Member.

The Members of the Company shall not be personally liable for all or any part of the debts or other obligations of the Company, except for certain personal guaranties obtained in connection with said debts or other obligations.

Distributions

The Operating Manager determines the cash available for distributions and distributions shall be issued at the Operating Manager’s discretion, but not less than once each year. Distributions made to the Members shall be allocated in accordance with their respective sharing ratios as defined in the Company Agreement.

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at September 30, 2017:

Life
(Years)

Computers and Software                                5            $ 78,299
Furniture and Fixtures                                7                    95,208
Leasehold Improvements                                15                923,989
Medical Equipment                            5                    4,071,996

5,169,492
Less Accumulated Depreciation                                        (3,228,399)

$ 1,941,093

For the nine months ended September 30, 2017, depreciation expense totaled $668,582.

NOTE 5 – NOTES PAYABLE

Notes payable at September 30, 2017, consist of the following:

Note payable to a bank in monthly installments of
$113,000 including interest at a rate equal to the Wall Street Journal prime rate plus 1%, subject to 4.25% floor and 5.5% ceiling
(5.25% at September 30, 2017); maturing February 2020;
secured by substantially all assets of the Company.          $ 3,216,650

Note payable to financing company in monthly installments of $3,357
including imputed interest of 8%; maturing June 2018 and secured by equipment.      30,212

3,246,862
Less: Current Maturities                    (1,269,807)

Notes Payable, Net of Current Maturities                    $ 1,977,055

The following is a summary of future minimum principal payments of the note payable:

Period Ending
September 30,

2018            $ 1,269,807
2019             1,293,316
2020                683,739

$ 3,246,862

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 6 – CAPITAL AND OPERATING LEASES

The Company leases equipment under a capital lease arrangement. The cost and related accumulated depreciation of the asset under capital lease as of September 30, 2017 totaled $25,183 and $12,592, respectively. Future minimum rental payments under the capital lease total $2,267 for 2018 which consist of principal and interest of $2,226 and $41, respectfully.

The Company leases office space under a noncancellable lease, the terms of which require escalating annual rent payments with an annual adjustment, if necessary, to reflect increases in building operating expenses. According to the terms of the Management Agreement (see Note 1), the office space is sub-leased to its sole customer. All future lease commitments are reduced by future sub-rental revenues which approximate $1,300,000 per year through 2028.

The Company also leases office and medical equipment with future commitments of $600,000 per period ended September 30, 2018 through September 30, 2020, and $500,000 for the period ended September 30, 2021.

Rent expense, including month to month rentals, totaled $1,798,583 for the nine months ended September 30, 2017. Sublease rental income totaled $1,042,585 for the nine months ended September 30, 2017.

NOTE 7 – RELATED PARTY TRANSACTIONS

At various times during the ordinary course of business, the Company and the Class B Member will pay expenses on behalf of one another. Additionally, the Class B Member may from time to time advance monies to fund operations. At September 30, 2017, the Company owed $187,111 to the Class B Member for such transactions which is included in due to affiliates on the accompanying balance sheet.

NOTE 8 – CONSIDERATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. At various times during the year, the Company may have bank deposits in excess of Federal Deposit Insurance Corporation insurance limits. Management believes any credit risk is low due to the overall financial strength of the financial institution.

As of and for the nine months ended September 30, 2017, one customer accounted for 100% revenues and accounts receivable.

As of and for the nine months ended September 30, 2017, one vendor accounted for 73% of accounts payable.

NOTE 9 – LITIGATION

At times, the Company is a defendant in various legal proceedings arising in the ordinary course of business. While management believes the outcome of pending litigation and claims will not have a material adverse effect on the Company’s financial condition, operations, or cash flows, litigation is subject to inherent uncertainties.

ELITE HOSPITAL MANAGEMENT LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 10 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were available for issuance on January 23, 2018. There were no matters materially affecting the Company’s financial statements or related notes to the financial statements except for the following matters.

In November 2017, the Class B Member sold its membership interest in the Company to Nobilis Health Corp. In connection with this sale, the outstanding notes payable and capital lease obligation, as previously disclosed in Notes 5 and 6, were paid off.